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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes Robert E. Lowder, W. Flake Oakley and Sarah H. Moore, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf The Colonial BancGroup, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.

         Hereby executed by the following persons in the capacities indicated on January 16, 2002, in Montgomery, Alabama.

 /s/  Robert E. Lowder                         Chairman of the Board, President
---------------------------------              and Chief Executive Officer
Robert E. Lowder



 /s/ Lewis E. Beville                          Director
------------------------------------
Lewis E. Beville



 /s/ William Britton                           Director
------------------------------------
William Britton



 /s Jerry J. Chesser                           Director
--------------------------------------
Jerry J. Chesser



 /s/ Augustus K. Clements, III                 Director
------------------------------
Augustus K. Clements, III



 /s/ Robert S. Craft                           Director
-------------------------------------
Robert S. Craft



 /s/ Patrick F. Dye                            Director
--------------------------------------
Patrick F. Dye



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 /s/ Clinton O. Holdbrooks                     Director
-------------------------------
Clinton O. Holdbrooks



 /s/ Harold D. King                            Director
------------------------------------
Harold D. King



 /s/ John Ed Mathison                          Director
-----------------------------------
John Ed Mathison



 /s/ Milton E. McGregor                        Director
----------------------------------
Milton E. McGregor



 /s/ John C. H. Miller, Jr.                    Director
-------------------------------------
John C. H. Miller, Jr.



 /s/ Joe D. Mussafer                           Director
--------------------------------------
Joe D. Mussafer



 /s/ William E. Powell, III                    Director
-------------------------------------
William E. Powell, III



 /s/ James W. Rane                             Director
---------------------------------------
James W. Rane



 /s/ Frances E. Roper                          Director
----------------------------------------
Frances E. Roper

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 /s/ Simuel Sippial                            Director
----------------------------------------
Simuel Sippial


 /s/ Edward V. Welch                           Director
--------------------------------------
Edward V. Welch